UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2008 (November 4, 2008)

Lorillard, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-34097	13-1911176
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

714 Green Valley Road Greensboro, North Carolina	24708-7018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 335-7000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2008, the Board of Directors of Lorillard, Inc. (“Lorillard”) elected Robert C. Almon to the Board of Directors as a Class I director. Mr. Almon will serve on the Audit Committee and Compensation Committee. The Board of Directors made an affirmative determination that Mr. Almon qualifies as an independent director under the New York Stock Exchange Listing Standards. There are no related party transactions between Mr. Almon and Lorillard. There were no arrangements or understandings pursuant to which Mr. Almon was selected as a director. A copy of the press release issued by Lorillard announcing Mr. Almon’s election to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Form 8-K”) and is incorporated herein in its entirety.

On November 4, 2008, the Compensation Committee of the Board of Directors approved an amended and restated employment agreement (the “Restated Agreement”) between Lorillard and Martin L. Orlowsky, Lorillard’s Chairman, President and Chief Executive Officer, in order to extend the term of the Restated Agreement through December 31, 2010 and increase the portion of Mr. Orlowsky’s annual cash compensation that is deemed “performance based compensation” pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended. The Restated Agreement provides for a reduction in Mr. Orlowsky’s annual base salary from $2.2 million to $1.2 million and an increase in his annual cash bonus target level from $1.5 million to $2.5 million, subject to the achievement of performance goals established by the Compensation Committee. In addition. the Restated Agreement includes, among other things, Mr. Orlowsky’s participation in Lorillard’s equity award programs at a level of not less than $4 million and provisions for voluntary termination. The foregoing description of the Restated Agreement does not purport to be complete and is qualified in its entirety by reference to the Restated Agreement, a copy of which is attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Amended and Restated Employment Agreement between Lorillard, Inc. and Martin L. Orlowsky, dated November 4, 2008.

99.1	Press release dated November 5, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORILLARD, INC.
(Registrant)

By: /s/ David H. Taylor
David H. Taylor
Executive Vice President, Finance and Planning
and Chief Financial Officer

Dated: November 5, 2008

EXHIBIT INDEX

10.1	Amended and Restated Employment Agreement between Lorillard, Inc. and Martin L. Orlowsky, dated November 4, 2008.

99.1	Press release dated November 5, 2008.